UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 4, 2016
Diebold, Incorporated
(Exact name of registrant as specified in its charter)

Ohio	1-4879	34-0183970

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5995 Mayfair Road, P.O. Box 3077, North Canton, Ohio		44720-8077

(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code: (330) 490-4000
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.
On February 1, 2016, Diebold, Incorporated (“Diebold”) and certain of its affiliates completed its previously announced divestiture of its electronic security business located in the United States and Canada to Securitas Electronic Security, Inc., a wholly owned subsidiary of Securitas AB, and certain of its affiliates, pursuant to the Asset Purchase Agreement (the “Purchase Agreement”) among the parties dated October 25, 2015.

Diebold received cash consideration of $315 million upon the closing of the transaction. The Purchase Agreement also provides for up to a $35 million payment to Diebold contingent and payable over a twelve-month period beginning at closing based on the successful transition of certain customer relationships. Diebold has also agreed to provide certain transition services to Securitas Electronic Security, Inc. after the closing, including providing a $6 million credit for such services.

The purchase price is subject to a customary working capital adjustment.

The description of the Purchase Agreement is qualified in its entirety by reference to the Purchase Agreement, which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(b)    Pro Forma Financial Information.

The unaudited pro forma condensed consolidated balance sheet of Diebold as of September 30, 2015 and the unaudited pro forma condensed consolidated statements of operations of Diebold for the nine months ended September 30, 2015 and the years ended December 31, 2014, 2013 and 2012 giving pro forma effect to the transaction are included as Exhibit 99.1 to this Current Report.

(d) Exhibits.

Exhibit
Number	Description
2.1*	Asset Purchase Agreement, dated as of October 25, 2015, among Securitas Electronic Security, Inc., 9481176 Canada Inc., Diebold and The Diebold Company of Canada, Ltd.
99.1
Unaudited pro forma condensed consolidated balance sheet of Diebold as of September 30, 2015 and unaudited pro forma condensed consolidated statements of operations of Diebold for the nine months ended September 30, 2015 and the years ended December 31, 2014, 2013 and 2012.

* Certain exhibits and schedules have been omitted and Diebold agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted exhibits and schedules upon request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Diebold, Incorporated
February 4, 2016	By:	/s/ Jonathan B. Leiken
		Name:	Jonathan B. Leiken
		Title:	Senior Vice President, Chief Legal Officer and Secretary

EXHIBIT INDEX

Exhibit
Number	Description
2.1*	Asset Purchase Agreement, dated as of October 25, 2015, among Securitas Electronic Security, Inc., 9481176 Canada Inc., Diebold and The Diebold Company of Canada, Ltd.
99.1
Unaudited pro forma condensed consolidated balance sheet of Diebold as of September 30, 2015 and unaudited pro forma condensed consolidated statements of operations of Diebold for the nine months ended September 30, 2015 and the years ended December 31, 2014, 2013 and 2012.

* Certain exhibits and schedules have been omitted and Diebold agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted exhibits and schedules upon request.